SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State of other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada 89101
(Address of principal executive offices)

(702) 878-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBITS
EX-4.1
EX-99.1

ITEM 8.01         OTHER EVENTS

     On December 9, 2004, Community Bancorp, Las Vegas, Nevada (“Bancorp”) announced the pricing of its initial public offering of 2,295,652 shares of its common stock at $23.00 per share in a firm commitment underwritten offering managed by Keefe, Bruyette & Woods, Inc., and D.A. Davidson & Co. The shares of common stock were comprised of 1,495,652 shares from Community Bancorp and 800,000 shares from selling shareholders. Community Bancorp has also granted the underwriter an over allotment option to acquire an additional 344,348 shares. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
4.1	Form of common stock share certificate

99.1	Press Release dated December 9, 2004 announcing the pricing of the shares in the offering.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2004

Community Bancorp
By:	/s/ Edward M. Jamison
Edward M. Jamison
President and Chief Executive Officer

By:	/s/ Cathy Robinson
Cathy Robinson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description	Page No.
4.1	Form of common stock share certificate

99.1	Press Release dated December 9, 2004